                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)      September 17, 1997
                                                      ------------------

                                ADE Corporation
                                ---------------
             (Exact Name of Registrant as Specified in its Charter)

                                 Massachusetts
                                 -------------
                 (State or Other Jurisdiction of Incorporation)

            0-26714                               04-2441829
            -------                               ----------
    (Commission File Number)               (I.R.S. Employer I.D. No.)

                 80 Wilson Way, Westwood, Massachusetts  02090
                 ---------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                (617) 467-3500
                                --------------
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.
------      ------------

          On September 17, 1997, ADE Corporation, through its wholly-owned subsidiary ADE Software Corporation, purchased all of the assets of LPA Software, Inc., a New York corporation ("LPA"), relating to its Semiconductor Solutions Division ("SSD") for a cash purchase price of $10,000,000 and assumed certain liabilities of LPA arising in connection with the lines of business conducted through SSD (the "SSD Business"). The SSD Business consists primarily of the acquisition, development, marketing, distribution, licensing, maintenance, and support of systems and applications computer programs used in the semiconductor industry.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADE CORPORATION



Date:  October 23, 1997                   By:  /s/ Mark D. Shooman
                                              -------------------------
                                              Mark D. Shooman
                                              Vice President and
                                              Chief Financial Officer







                                      -2-